                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D. C.  20549

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                                   FORM 8-K

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                    November 15, 1995



                                 ConSil Corp.

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            (Exact name of registrant as specified in its charter)



                                     Idaho

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                (State or other jurisdiction of incorporation)


            0-4846-3                                  82-0288840

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(Commission File Number)              (IRS Employer Identification No.)



6500 Mineral Drive
Coeur d'Alene, Idaho                            83814-8788

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(Address of principal executive offices)        (Zip Code)


                                (208) 769-4100

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                        (Registrant's Telephone Number)








                               Page 1 of 2 Pages





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Item 5.     Other Events.
            ------------

            On November 15, 1995, the Registrant issued the press release attached hereto as Exhibit A, which is incorporated herein by this reference.

Item 7.     Financial Statements, Proforma Financial Information and Exhibits.
            -----------------------------------------------------------------

            Exhibit A - Press Release dated November 15, 1995.



                                  SIGNATURE
                                  ---------

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    ConSil Corp.




                                    By  /s/  Nathaniel K. Adams
                                      -------------------------------
                                       Name:    Nathaniel K. Adams
                                       Title:   Secretary


Dated:  November 15, 1995






















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                                                                     EXHIBIT A

                        CONSOLIDATED SILVER CORPORATION
                              6500 MINERAL DRIVE
                        COEUR D'ALENE, IDAHO 83814-8788
                              PHONE: 208/769-4100
                               FAX: 208/769-4159

                             FOR IMMEDIATE RELEASE
                               November 15, 1995

         CONSIL SHAREHOLDERS APPROVE NAME CHANGE, SALE OF SILVER MINE

      COEUR D'ALENE, IDAHO --  Shareholders of Consolidated Silver Corporation

held an annual  meeting yesterday in Spokane, Washington, and voted to approve

the  sale of the  Silver Summit  mine to  Sunshine Mining  Company.   The sale

conveys the subsurface mineral rights and the mill site to Sunshine Mining for

$750,000, and a retained net  smelter return royalty based on a  sliding scale

of up  to 4% of  any future production from  the property.   The Silver Summit

mine is located in North Idaho's Shoshone County.


      The  company  intends  to  use the  proceeds  from  the  sale and  other

available  cash  to   invest  in  attractive   silver  exploration   projects,

concentrating particularly in Mexico.  ConSil Chairman Ralph  Noyes said he is

enthusiastic  about  the   company's  change  in  direction,  from   owning  a

nonoperating mine as  its primary property to  positioning itself as  a silver

exploration  and production  company.    Noyes  said,  "This  is  an  exciting

development for ConSil.   There  are a  lot of  people who  are bullish  about

silver's  future prospects, and those people are looking for silver investment

opportunities.   We feel that Mexico is an especially favorable place to apply modern silver exploration methods."


      Shareholders  also   officially  approved  changing  the   name  of  the

corporation  from Consolidated Silver Corporation to ConSil Corp., in order to facilitate the company's intention to  list its shares on the Vancouver  Stock

Exchange (VSE), where a company with a name similar to ConSil's former name is already traded.  Consolidated Silver  Corporation is currently  traded on  the over-the-counter market in Spokane, Washington.  Noyes said, "A future listing on  the VSE will give  ConSil shareholders increased  liquidity through easier access to the market  with their shares."  In  addition, shareholders approved increasing the





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authorized common stock to  20 million shares, although currently  the company has not made any commitment to issuing additional shares.


      Six directors were elected to ConSil's board: Ralph R. Noyes, Michael B.

White, Charles F. Asher, Robert Stuart Angus, Gerald G. Carlson and William J.

Weymark.  New officers of the company were appointed, including Ralph R. Noyes as Chairman,  Gerald  G.  Carlson  as  President, Michael  B.  White  as  Vice

President, David F.  Wolfe as Treasurer and  Nathaniel K. Adams as  Secretary.

Newly elected ConSil  President Gerald Carlson  holds a Ph.D. in  geology from

Dartmouth College in New Hampshire and is on the boards  of Dentonia Resources

Ltd. and Ballatar Explorations Ltd.  He is fluent in Spanish, and his 21 years as  an  exploration  geologist  and  administrator  include  work  in  several countries.


      In other  business,  shareholders  amended  the  company's  Articles  of

Incorporation  related to qualification of  directors in order  to comply with

VSE  requirements  and  amended  language  dealing  with  indemnification  and liability of directors under  Idaho State law.  ConSil shareholders also voted to  change the method of electing directors  and approved Coopers & Lybrand as independent auditors for the company.


      ConSil  Corp. was  incorporated in  the State  of Idaho  in 1967  and is currently  78.45% owned  by  Hecla Mining  Company  of Coeur  d'Alene,  Idaho.

ConSil now has nearly 10 million common shares issued and outstanding, and the company intends to  focus on  exploration for silver  mining opportunities  in

Mexico.
                                      ##

Contact:  Vicki Veltkamp, 208-769-4144